UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2011

GLOBAL HEALTH VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-137888	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

409 Granville Street, Suite 1023
Vancouver, British Columbia, Canada V6C 1T2
(Address of principal executive offices)

(604) 324-4844
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01  Entry into a Material Definitive Agreement

Item 3.02  Unregistered Sales of Equity Securities

On June 16, 2011, Global Health Ventures Inc. (the “Company”) entered into a private transaction with one investor (the “Investor”), pursuant to which the Company issued a secured convertible promissory note to the Investor in the amount of $4,338,833 (the “Note”) with a 25% original issue discount in exchange for $3,250,000, consisting of $250,000 paid in cash and 12 secured convertible promissory notes in the amount of $250,000 each (the “Investor Notes”). The Note matures in 48 months, bears interest at a rate of 6% per annum and may be prepaid by the Company in whole or in part upon five trading days’ written notice to the Investor so long as no event of default has occurred and the Company has a sufficient number of shares of its common stock authorized to accommodate conversion of the Note’s outstanding balance. Upon the occurrence of an event of default, the outstanding balance of the Note will accrue interest at the rate of 12% per annum compounding daily.

The Note is secured by a security agreement between the Company and the Investor listing each of the Investor Notes as security for the Company’s obligations under the various transaction documents. The Investor Notes each mature in 50 months, bear interest at the rate of 5% per annum, are pre-payable by the Investor at any time prior to their respective maturity dates and are secured by an irrevocable standby letter of credit subject to the terms and conditions of a Letter of Credit Agreement between the Company and the Investor. When issued, the Letter of Credit will be held in escrow in accordance with the terms of an escrow agreement between the Company, the Investor and an escrow agent (the “Escrow Agent”).

The Investor has the right to convert the outstanding balance of the Note, in whole or in part, into shares of the Company’s common stock in tranches consisting of the initial tranche and 12 subsequent tranches corresponding to the Investor Notes. The right of the Investor to convert any of the subsequent tranches is conditional upon the Investor paying to the Company the Investor Note corresponding to such tranche. The shares of the Company’s common stock into which the outstanding balance of the Note, or the applicable portion thereof, is converted will be valued at the Market Price (as defined in the Note) at the time of such conversion.

As part of this financing, the Investor also acquired warrants to purchase shares of the Company’s common stock equal to $250,000 divided by 100% of the average of the three lowest closing bid prices of the common stock reported by Bloomberg LP during the 20 trading days preceding June 16, 2011, exercisable until June 30, 2016. The warrants are evidenced by a warrant in the form attached hereto as Exhibit 10.3 (the “Warrant”), which contains full ratchet anti-dilution provisions as to the exercise price for the full term of the Warrant. In the event the Investor decides to effect a cashless exercise of the Warrant, or any portion thereof, the Investor is entitled to receive the number of shares of the Company’s common stock equal to the excess of the current market value of such stock over the aggregate exercise price of the portion then being exercised, divided by the adjusted price of the common stock. The terms “current market value”, “exercise price” and “adjusted price of the common stock” are each defined in the Warrant.

The Company issued the Note and the Warrant to the Investor in reliance upon the exemption from registration provided by Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance on Rule 506 of Regulation D was based on the fact that the sale of the shares did not involve a “public offering”, as defined in Section 4(2) of the Securities Act, due to the number of investors and the manner of the offering.

The foregoing description of the Note, the Warrant and the Investor Notes is not intended to be complete and is qualified in its entirety by the complete text of the form of the agreements attached as exhibits to this current report on Form 8-K.

On June 15, 2011, the Company entered into a debt conversion agreement with Hassan Salari, its President, Chief Executive Officer, Secretary, Treasurer and director, pursuant to which Dr. Salari converted $54,000 worth of debt into 1,800,000 shares of the Company’s Series “A” Preferred Stock at a price of $0.03 per share. The Company issued the 1,800,000 shares in reliance upon the exemption from registration provided by Rule 903 of Regulation S under the Securities Act (“Regulation S”).

The Company’s reliance on Rule 903 of Regulation S was based on the fact that the shares were sold in an "offshore transaction", as defined in Rule 902(h) of Regulation S. The Company did not engage in any directed selling efforts in the United States in connection with the sale of the shares, and Dr. Salari is not a U.S. person and did not acquire the shares for the account or benefit of any U.S. person.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2011, the Company filed a Certificate of Designation with the Nevada Secretary of State to designate 10,000,000 shares of the Company’s authorized but unissued preferred stock as Series “A” Preferred Stock.

On June 16, 2011, the holders of a majority of the Company’s issued and outstanding stock approved an amendment to the Company’s bylaws (the “Bylaw Amendment”) and an increase in the Company’s authorized capital from 196,000,000 shares of common stock, par value $0.0001, to 1,000,000,000 shares of common stock, par value $0.0001 (the “Authorized Capital Increase”). The number of shares of preferred stock the Company is authorized to issue did not change as a result of the Authorized Capital Increase.

The purpose of the Bylaw Amendment was to update the Company’s bylaws and make them more comprehensive, while the purpose of the Authorized Capital Increase was to reorganize the capital structure of the Company in connection with the financing described in Items 1.01 and 3.02 above.

The Company formally effected the Bylaw Amendment on June 16, 2011 and the Authorized Capital Increase on June 17, 2011 by filing a Certificate of Amendment with the Nevada Secretary of State.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
3.7	Certificate of Designation filed with the Secretary of State of Nevada on June 15, 2011
3.8	Certificate of Amendment filed with the Secretary of State of Nevada on June 17, 2011
3.9	Amended and Restated Bylaws dated June 16, 2011
10.13	Note and Warrant Purchase Agreement with the Investor dated June 16, 2011
10.14	Secured Convertible Promissory Note issued to the Investor dated June 16, 2011
10.15	Warrant to Purchase Shares of Common Stock granted to the Investor dated June 16, 2011
10.16	Security Agreement with the Investor dated June 16, 2011
10.17	Letter of Credit Agreement with the Investor dated June 16, 2011
10.18	Escrow Agreement with the Investor and the Escrow Agent dated June 16, 2011
10.19	Form of Secured Buyer Note issued by the Investor dated June 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2011	GLOBAL HEALTH VENTURES INC.

	By:	/s/ Hassan Salari
Hassan Salari
President, Chief Executive Officer, Secretary, Treasurer, Director